UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 4, 2022
 Date of Report (Date of earliest event reported)

FINGERMOTION, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41187	20-0077155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1460 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(347) 349-5339
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	FNGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02	Unregistered Sales of Equity Securities

On November 4, 2022, FingerMotion, Inc. (the “Company”) issued an aggregate of 1,887,500 shares of common stock at a price of $4.00 per share to eleven individuals due to the closing of our private placement at $4.00 per share for aggregate gross proceeds of $7,550,000. We relied upon the exemption from registration under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), provided by Rule 903 of Regulation S promulgated under the U.S. Securities Act for the issuance of the shares to the eleven individuals who were non-U.S. persons as the securities were issued to the individuals through offshore transactions which were negotiated and consummated outside the United States.

In connection with the closing of the private placement we issued 91,875 shares of common stock at a price of $4.00 per share for a total value of $367,500 to one individual as finder’s fees. We relied upon the exemption from registration under the U.S. Securities Act provided by Rule 903 of Regulation S promulgated under the U.S. Securities Act for the issuance of the shares to the individual who is a non-U.S. person. In addition, we paid a cash finder’s fee of $10,000 to another individual as finder’s fees. Furthermore, pursuant to an existing financial advisory agreement with Benchmark Company, LLC (“Benchmark”) and in connection with the closing of the private placement, we are required to pay Benchmark $151,000 in cash and issue to Benchmark 28,312 warrants, which will entitle it to acquire 28,312 shares of our common stock at a price of $8.22 per share until November 4, 2025. We will rely upon the exemption from registration under the U.S. Securities Act provided by Rule 506(b) of Regulation D and/or Section 4(a)(2) of the U.S. Securities Act for the issuance of the warrants to Benchmark.

SECTION 7 – REGULATION FD

Item 7.01	Regulation FD Disclosure

On November 4, 2022, we issued an aggregate of 1,887,500 shares of common stock at a price of $4.00 per share to eleven individuals due to the closing of our private placement at $4.00 per share for aggregate gross proceeds of $7,550,000.

In connection with the closing of our private placement, we issued 91,875 shares of common stock for a total value of $367,500 to one individual as finder’s fees and $10,000 in cash to another individual as finder’s fees. In addition, we will be paying our financial advisor $151,000 in cash and issuing our financial advisor 28,312 warrants having an exercise price of $8.22 per share and having an expiry date of November 4, 2025.

We plan to use the proceeds from the private placement for working capital and general corporate purposes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINGERMOTION, INC.

DATE: November 4, 2022	By:	/s/ Martin J. Shen
Martin J. Shen
CEO